UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-12
ENGELHARD CORPORATION
(Name of Registrant as Specified In Its Charter)
IRON ACQUISITION CORPORATION BASF AKTIENGELSELLSCHAFT
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Exhibit 99(a)(21)

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[GRAPHIC]

Successfully
Shaping the Future

Dr. Jürgen Hambrecht, CEO
Ludwigshafen, February 22, 2006

[LOGO]

Our Goal:

Create value across the cycle. Earn a premium on our cost of capital.

In 2005, we earned a premium of 2,354 million Euro on our cost of capital

[LOGO]	Financial Highlights 2005

Million Euro

	FY 2005		FY 2004%
Sales	42,745		37,537	14
EBITDA	8,233		7,685	7
EBIT before special items	6,138		5,230	17
EBIT	5,830		5,193	12
Income before taxes and minorities	5,926		4,347	36
Net Income	3,007		2,004	50
EPS (in Euro)	5.73		3.65	57
Operating Cash Flow	5,250	*	4,634	13

* prior to external financing of pension liabilities

3

Profitable Growth

EBIT by activity*

Million Euro

[CHART]

*       Before special items as of 1999, excl. Others,

**     excl. Pharma, Polyolefins,

***   based on IFRS

4

Achievements 2005

Achieve profitable growth

•                  Sales 14%, EBIT before special items 17%

•                  Successful start-up of Nanjing

•                  Tripled earnings in North America

Continue portfolio optimization

•                  Acquisition of growth businesses (Merck Electronic Chemicals, Orgamol)

•                  Divestiture of 50% stake in Basell JV

Further reduce cost base – Europe, NAFTA, Asia

•                  Ludwigshafen Site Project higher than expected

•                  NAFTA cost savings earlier than expected

•                  Continuous productivity gains of our production sites

Responsible use of cash

•                  1.4 bn Euro spent on share repurchases

•                  904 million Euro paid in dividends in 2005

•                  Capital discipline

5

How will BASF generate value in the future?

Strategic Positioning of Business Units

[CHART]

•                  Half of the businesses are in areas with high growth rates and are subject for expansion / moderate expansion

•                  Cash Flow will be mainly invested in expanding business units

•                  Acquisitions will contribute to profitable growth

•                  Divestitures almost completed

7

Important Acquisitions 2003 - 2005

1.5 billion Euro in Sales

Segment	Transaction	Closing Year

Chemicals	Merck Electronic Chemicals	2005
	Callery Chemicals	2003
Plastics	Leuna Miramid, Engineering Plastics of Honeywell, PA 6.6 business of Ticona	2003-2005
	Foam Enterprises	2004
Performance Products	Remaining shares of NOF Coatings	2005
	PIB Business of Exxon Mobile Chemicals	2003-2005
Agricultural Pr. & Nutrition	Fipronil Package of Bayer	2003
	Orgamol	2005
Oil & Gas	Urengoy-Achimov field, OOO Megatron NVK	2003-2004
	Storage Saltfleetby	2005

8

Important Divestitures 2003 - 2005

5.3 billion Euro in Sales

Segment	Transaction	Closing Year

Plastics	Fiber Business	2003
	Joliet (Polystyrene Business and Site)	2005
	BASELL (50%)	2005
Performance Products	Printing Inks and Printing Systems	2004
	Masterbatch Business outside Europe	2004
	Furniture and Window Coatings	2004
	DyStar (30%)	2004
Agricultural Pr. & Nutrition	Soil Fumigants, Phenoxies, Phorates, Triforine, Imazamethabenz	2004-2005
	Resende Site	2005
	Cramlington Site	2004
Oil & Gas	Share in two Gas Distribution Companies in the Czech Republic	2005

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Engelhard:

A Supplement with Excellent Strategic Fit

Environmental Technologies	Process Technologies

[GRAPHIC]	[GRAPHIC]

Appearance and Performance Technologies	Materials Services

[GRAPHIC]	[GRAPHIC]

Status Report Engelhard Acquisition

Action	Date
Announcement of intention to acquire Engelhard	January 3
Filing of tender offer with SEC	January 9
Nomination of two directors for election at Engelhard’s annual meeting 2006	January 27
Filing of preliminary proxy statement with SEC	February 1
Receipt of US anti-trust approval	February 3
Extension of tender offer to March 3	February 6

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Strong Benefits from Acquistion of Degussa’s Construction Chemicals

Source: Degussa
Sports Flooring	Concrete Admixtures

[GRAPHIC]	[GRAPHIC]

Mortar Modifiers	Protective Coatings and Sealants

[GRAPHIC]	[GRAPHIC]

Status Report Degussa Construction Chemicals Acquisition

Action	Date
BASF announces interest in acquiring Degussa Construction Chemicals business	December 16, 2005
BASF submits binding offer	End of January 2006
Degussa announces to enter into intensive negotiations only with BASF at present	February 14, 2006

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Constantly Improving our Cost Base

Restructuring and Reorganization

[CHART]

•                  Ludwigshafen

EUR 480m (June 2005)

•                  Antwerp

EUR 50m

(expected end of 2006)

•                  Europe

EUR 160m (2003)

EUR 90m

(expected end of 2006)

•                  NAFTA

USD 250m (June 2005)

USD 150m

(expected mid-2007)

Commercial Effectiveness Program NAFTA: USD 200m (expected end of 2007)

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Focus on distinct Customer Interaction Models

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Trader/transaction	Lean/reliable basics	Standard package
supplier	supplier	provider

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Product/process	Customized solutions	Value chain
innovator	provider	integrator

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Leading Supplier to Appliance Industry

Value Creation with Differentiating Offer

Relative offering level

[CHART]

16

Focus on Market Driven Innovations

BASF Innovation Strategy

Product	Process	New Fields of
Innovations	Innovations	Technology

Tailor-made business models

•                  R&D expenditures 2005: 1.06 billion Euro

•                  8% increase in R&D expenditure planned for 2006

•                  Five growth clusters defined:

• Nanotechnology

• Energy Management

• Plant Biotechnology

• White Biotechnology

• Raw Material Changes

17

Agenda 2006

•                  Continue profitable growth

•                  Further efficiency improvement and cost reductions

•                  Focus cash flow on investments in most promising businesses

•                  Acquire more customer oriented and innovation driven businesses

•                  Integrate acquisition targets successfully

•                  Innovate for growth

18

Outlook 2006

We aim to continue to grow faster than the market. We plan to follow on from the strong level of income from operations (EBIT) before special items posted in 2005.

Assumptions:

• Global economic growth of 3.2% in 2006

• Global chemical production growth of 3.0% in 2006

• Average oil price of $55/bbl (Brent)

• Average exchange rate of $1.25 per euro

Industrial production forecast* (%)

[CHART]

Chemical production forecast* (%)

[CHART]

* Real changes compared with 2005

19

Disclaimer

This presentation contains forward-looking statements under the US Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections of BASF management and currently available information. They are not guarantees of future performance, involve certain risks and uncertainties that are difficult to predict and are based upon assumptions as to future events that may not prove to be accurate.

Many factors could cause the actual results, performance or achievements of BASF to be materially different from those that may be expressed or implied by such statements. Such factors include those discussed in BASF’s Form 20-F filed with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking statements contained in this presentation.

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[LOGO]

Exhibit 99(a)(22)

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[GRAPHIC]

[LOGO]

On a Success Track

Dr. Kurt Bock, CFO

Ludwigshafen, February 22, 2006

[LOGO]	Components of Sales Development

Change in % vs. equivalent period of previous year

[CHART]

2

Income Statement Highlights

Q4 2005 vs. Q4 2004

Million Euro

	Q4 2005	Q4 2004%
Sales	11,720	9,858	19
EBITDA	2,222	2,577	(14)
EBIT before special items	1,591	1,617	(2)
EBIT	1,482	1,792	(17)
Financial result	(43)	(691)	—
Income before taxes and minority interests	1,439	1,101	31
Net income	560	404	39
EPS (reported) in Euro	1.10	0.74	49

3

Sales by Regions*

FY 2005

In billion EUR, changes in %

[GRAPHIC]

* based on location of customer

4

Income Statement Highlights I

FY 2005 vs. FY 2004

Million Euro

	FY 2005	FY 2004%
Sales	42,745	37,537	14
EBITDA	8,233	7,685	7
EBIT before special items	6,138	5,230	17
EBIT	5,830	5,193	12

5

Special Items

Million Euro

	FY 2005	FY 2004
Special items included in EBIT	(308)	(37)
thereof restructuring	(295)	(277)
Special items included in financial result	222	(618)
Total	(86)	(655)

6

Income Statement Highlights II

FY 2005 vs. FY 2004

Million Euro

	FY 2005	FY 2004%
Financial result	96	(846)	—
Thereof:
Income from financial assets	348	(596)	—
Interest result	(170)	(206)	—
Other financial results	(82)	(44)	—
Income before taxes and minority interests	5,926	4,347	36
Net income	3,007	2,004	50
EPS (reported) in Euro	5.73	3.65	57
EPS (acc. to US-GAAP) in Euro	5.83	3.39	72

7

Changes in Financial Reporting

IFRS used as reporting standard since January 1st, 2005

•                  Impairment only approach for goodwill

•                  Capitalization of interest cost for construction period

•                  Fair value approach to financial instruments

• Pensions:	• Fresh start approach as of Jan. 1, 2004 • 3rd option of IAS 19 (actuarial gains and losses charged against equity)

8

Changes in Financial Reporting

Other changes in BASF’s financial reporting

•                  Unaudited IFRS figures for 2004 published in Q1 2005 have been slightly adjusted. Effects taken into consideration in Q4 2004.

•                  Expenses related to exploration for oil and gas deposits and to dry holes eliminated from research and development expenses and included in other operating expenses. 2004 figures were adjusted.

Detailed Financial Report to be published on March 14, 2006

9

Segment Performance

Q4 2005 vs. Q4 2004

Million EUR		Sales	%	EBIT*	%
Chemicals		2,211	18	379	(10)
Plastics		3,037	6	221	(7)
Performance Products		2,155	9	177	(7)
Agricultural Products & Nutrition		1,203	5	118	(37)
thereof	Agricultural Products	720	2	124	(33)
	Fine Chemicals	483	11	(6)	—
Oil & Gas		2,536	57	753	47
thereof	Exploration & Production	1,040	43	603	45
	Gas Trading	1,496	68	150	55
Other		578	59	(57)	—

* Before special items

10

Segment Performance

FY 2005 vs. FY 2004

Million EUR		Sales	%	EBIT*	%
Chemicals		8,103	15	1,488	8
Plastics		11,718	11	1,031	37
Performance Products		8,267	3	890	5
Agricultural Products & Nutrition		5,030	(2)	693	(9)
thereof	Agricultural Products	3,298	(2)	671	1
	Fine Chemicals	1,732	(3)	22	(77)
Oil & Gas		7,656	45	2,410	46
thereof	Exploration & Production	3,499	41	2,094	59
	Gas Trading	4,157	49	316	(7)
Other		1,971	26	(374)	(127)

* Before special items

11

Statement of Cash Flows I

Million EUR

	2005	2004
Cash provided by operating activities before external financing of pension obligations	5,250	4,634
Net income	3,007	2,004
Depreciation and amortization of intangible, tangible and financial assets	2,427	3,119
Changes in working capital	250	(193)
Miscellaneous items	(434)	(296)
Cash provided by operating activities	1,590	4,634
Transfer of liquid funds to the Contractual Trust Arrangement (CTA)	(3,660)	—

12

Statement of Cash Flows II

Million EUR

	2005	2004
Cash used in investing activities	(706)	(1,233)
Payments related to tangible and intangible fixed assets	(1,948)	(2,057)
Acquisitions / divestitures	995	570
Financial investments and other items	247	254
Cash used in financing activities	(2,108)	(1,836)
Capital increases / repayments	(1,425)	(781)
Changes in financial liabilities	299	(203)
Dividends	(982)	(852)

13

Balance Sheet

[CHART]

14

Disclaimer

This presentation contains forward-looking statements under the US Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections of BASF management and currently available information. They are not guarantees of future performance, involve certain risks and uncertainties that are difficult to predict and are based upon assumptions as to future events that may not prove to be accurate.

Many factors could cause the actual results, performance or achievements of BASF to be materially different from those that may be expressed or implied by such statements. Such factors include those discussed in BASF’s Form 20-F filed with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking statements contained in this presentation.

15

[LOGO]